UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2007

K&F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-29035	34-1614845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY 10606

(Address of Principal Executive Offices, Including Zip Code)

(914) 448-2700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 9, 2007, the Company issued a press release announcing the launching of a tender offer and consent solicitation for its outstanding 7 3/4% Senior Subordinated Notes due 2014, a copy of which is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits:

99.1         Press Release, dated July 9, 2007 of K&F Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F INDUSTRIES, INC.

By	/s/ Dirkson Charles
Dirkson Charles
Executive Vice President and Chief Financial Officer

Date:  July 10, 2007

EXHIBIT INDEX

Exhibit:
99.1	Press Release, dated July 9, 2007, of K&F Industries, Inc.